Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

12.    INCOME TAXES

Cayman Islands and BVI

Under the current laws of the Cayman Islands and BVI, the Company is not subject to tax on income or capital gains. Additionally, upon payments of dividends by the Company to its shareholders, neither Cayman Islands nor BVI withholding tax will be imposed.

Hong Kong

Under the Hong Kong tax laws, subsidiaries in Hong Kong are exempted from income tax on their foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

Japan

Under the Japan tax laws, a company with paid-in capital in excess of JPY100.00 million is subject to national income tax of 30%. Japan subsidiaries of the Company are also subject to inhabitant tax, assessed by both prefectures and municipalities. Inhabitant tax is computed as a percentage of national income tax. The per capita tax is based on the Company’s capitalization and the number of employees. In addition, the Japan subsidiaries are subject to a corporate enterprise tax on a pro forma basis based on the amount of taxable profit subject to the corporate tax, added-value components, (e.g., labor costs, net interest and rental payments, income/loss for current year) and a capital component.

China

Under the Enterprise Income Tax (“EIT”) Law, which has been effective since January 1, 2008, domestic enterprises and Foreign Investment Enterprises (the “FIE”) are subject to a unified 25% enterprise income tax rate, except for certain entities that are entitled to tax holidays. Tax holidays mainly include preferential EIT rate for the PRC subsidiaries and VIEs which were recognized as a qualified “High and New Technology Enterprise” (“HNTE”) or “Key Software Enterprise” (“KSE”).

The HNTE certificate is effective for a period of 3 years, during which the entity is entitled to a preferential tax rate of 15%. The KSE certificate is effective for a period of 2 years, during which the entity is entitled to a preferential tax rate of 10%. Baidu Online obtained the KSE certificate and the related tax holiday will expire on January 1, 2015; certain other PRC subsidiaries and VIEs, including Baidu Netcom, obtained the HNTE certificate which will expire on January 1, 2015, 2016 and 2017. An entity could re-apply for the HNTE or KSE certificate when the prior certificate expires. Historically, all of the Company’s subsidiaries and VIEs successfully re-applied for the certificates when the prior ones expired.

A certificate for the current year might be obtained in the following year as a result of the stringent inspection and approval process by the governmental authorities. The Company would record an income tax reversal in the year when the certificate is obtained for the over-paid or over-accrued provisional tax in connection with the grant of a more favorable tax rate for the prior year.

Under the current EIT Law, dividends paid by an FIE to any of its foreign non-resident enterprise investors are subject to a 10% withholding tax. Thus, the dividends, if and when payable by the Company’s PRC subsidiaries to their offshore parent entities, would be subject to 10% withholding tax. A lower tax rate will be applied if such foreign non-resident enterprise investor’s jurisdiction of incorporation has signed a tax treaty or arrangement for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income with China. There is such a tax arrangement between PRC and Hong Kong. Thus, the dividends, if and when payable by the Company’s PRC subsidiaries to the offshore parent entities located in Hong Kong, would be subject to 5% withholding tax rather than statutory rate of 10% provided that the offshore entities located in Hong Kong meet the requirements stipulated by relevant PRC tax regulations. Furthermore, pursuant to the applicable circular and interpretations of the current EIT Law, dividends from earnings created prior to 2008 but distributed after 2008 are not subject to withholding income tax.

Moreover, the current EIT Law treats enterprises established outside of China with “effective management and control” located in China as PRC resident enterprises for tax purposes. The term “effective management and control” is generally defined as exercising overall management and control over the business, personnel, accounting, properties, etc. of an enterprise. The Company, if considered a PRC resident enterprise for tax purposes, would be subject to the PRC Enterprise Income Tax at the rate of 25% on its worldwide income for the period after January 1, 2008. As of December 31, 2014, the Company has not accrued for PRC tax on such basis. The Company will continue to monitor its tax status.

The Company had minimal operations in jurisdictions other than the PRC. Income (loss) before income taxes consists of:

	For the years ended December 31,
	2012	2013	2014	2014
	RMB	RMB	RMB	US$
	(In thousands)
PRC	12,537,331	13,815,469	17,783,174	2,866,128
Non-PRC	(571,894)	(1,630,453)	(3,308,631)	(533,254)

	11,965,437	12,185,016	14,474,543	2,332,874

The pre-tax losses from non-PRC operations consist primarily of operating costs, administration expenses, interest expenses and share-based compensation expenses.

Income taxes consist of:

	For the years ended December 31,
	2012	2013	2014	2014
	RMB	RMB	RMB	US$
	(In thousands)
Current income tax	1,888,378	2,006,980	2,942,173	474,192
Income tax refund due to reduced tax rate	(255,189)	(508,686)	(17,553)	(2,829)
Adjustments of deferred tax assets due to reduced tax rates	—	21,573	28,146	4,536
Deferred income tax (benefit) expense	(59,030)	309,063	(721,594)	(116,300)

	1,574,159	1,828,930	2,231,172	359,599

The reconciliation of the effective income tax provision to the amount of tax computed by applying the aforementioned statutory income tax rate to pre-tax income is as follows:

	For the years ended December 31,
	2012	2013	2014	2014
	RMB	RMB	RMB	US$
	(In thousands, except for per share data)
Expected taxation at PRC EIT statutory rate	2,991,359	3,046,254	3,587,693	578,231
Effect of differing tax rates in different jurisdictions	138,931	312,938	676,663	109,058
Permanent differences – non-taxable income	(58,157)	(69,673)	(12,504)	(2,015)
Permanent differences – non-deductible expenses	58,201	168,735	123,245	19,864
Tax incentives relating to research and development expenditures	(154,977)	(318,652)	(538,305)	(86,759)
Effect of preferential tax rates inside the PRC	(1,489,331)	(2,152,806)	(1,897,184)	(305,771)
Effect of tax rate changes on deferred taxes	—	21,573	28,146	4,536
Over-accrued EIT for previous years	(15,084)	(32,982)	(153,121)	(24,679)
Withholding tax on PRC subsidiaries’ undistributed earnings	—	560,243	—	—
Addition to valuation allowance	103,217	293,300	416,539	67,134

Taxation for the year	1,574,159	1,828,930	2,231,172	359,599

Effective tax rate	13.16%	15.01%	15.41%	15.41%
Effect of preferential tax rates inside the PRC on basic earnings per Class A and Class B ordinary share	42.63	61.53	53.61	8.64

The Company’s effective tax rate increased slightly in year 2014 as compared with year 2013 which was primarily due to more taxable earnings in subsidiaries without preferential tax rates.

The tax effects of temporary differences that give rise to the deferred tax balances at December 31, 2013 and 2014 are as follows:

	As of December 31,
	2013	2014	2014
	RMB	RMB	US$
	(In thousands)
Deferred tax assets, current:
Provision for doubtful receivables	10,670	23,179	3,736
Net operating loss carry-forward	—	24,666	3,975
Accrued expenses, payroll and others	316,092	777,478	125,307

Less: valuation allowance	(39,918)	(140,371)	(22,624)

Current deferred tax assets, net	286,844	684,952	110,394

Deferred tax assets, non-current:
Fixed assets depreciation	28,755	38,157	6,150
Net operating loss carry-forward	580,963	905,790	145,987
Advertising expenses and others	163,591	306,635	49,420

Less: valuation allowance	(675,369)	(991,455)	(159,793)

Non-current deferred tax assets, net	97,940	259,127	41,764

	As of December 31,
	2013	2014	2014
	RMB	RMB	US$
	(In thousands)
Long-lived assets arising from acquisitions	619,550	549,485	88,561
Withholding tax on PRC subsidiaries’ undistributed earnings	580,720	594,336	95,789

Deferred tax liabilities	1,200,270	1,143,821	184,350

As of December 31, 2014, the Company had net operating losses of approximately RMB5.22 billion (US$842.09 million) deriving from entities in the PRC, Hong Kong and Japan, which can be carried forward after certain reconciliation per tax regulation to offset future net profit for income tax purposes. The Japan net operating loss will expire beginning January 1, 2015; the PRC net operating loss will expire beginning January 1, 2017; and the Hong Kong net operating loss can be carried forward without an expiration date.

For those entities that were in an accumulated loss position, the Company does not believe there exists sufficient objective positive evidence that the recoverability of their net deferred tax assets is more-likely-than-not to be realized. Consequently, the Company has provided full valuation allowances on the related net deferred tax assets.

The Company has evaluated its income tax uncertainty under ASC 740. ASC 740 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. The Company has elected to classify interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of comprehensive income. As of and for the years ended December 31, 2013 and 2014, there was no significant tax uncertainty impact on the Company’s financial position and result of operations.

The Company accrued withholding tax of RMB580.72 million for the potential remittance of earnings from the PRC subsidiaries to their offshore parent companies in the form of dividend distribution as of December 31, 2013, because the Company believes that the underlying dividends will be distributed in the future considering future merger and acquisition activities. The Company did not provide for additional deferred income taxes and foreign withholding taxes on the undistributed earnings of foreign subsidiaries in 2014 on the basis of its intent to permanently reinvest foreign subsidiaries’ earnings. If these foreign earnings were to be repatriated in the future, the related tax liability may be reduced by any foreign income taxes previously paid on these earnings. As of December 31 2014, the total amount of undistributed earnings from the PRC subsidiaries for which no withholding tax has been accrued was RMB49.44 billion (US$7.97 billion). Determination of the amount of unrecognized deferred tax liability related to these earnings is not practicable. In the case of its VIEs, undistributed earnings were insignificant as of each of the balance sheet dates.

In general, the PRC and Japanese tax authorities have up to five and seven years, respectively, to conduct examinations of the Company’s tax filings. Accordingly, the PRC subsidiaries’ tax years 2010 through 2014 and the Japanese subsidiary’s tax years 2008 through 2014 remain open to examination by the respective taxing jurisdictions.